Exhibit 99.1

FOR IMMEDIATE RELEASE

Harmonic Announces Third Quarter 2019 Results
CableOS Success Drives Record Earnings

SAN JOSE, California, October 28, 2019 - Harmonic Inc. (NASDAQ: HLIT) today announced its unaudited results for the third quarter of 2019.

“We delivered strong revenue growth and record earnings, powered by the growing success of our CableOS solution,” said Patrick Harshman, president and chief executive officer of Harmonic. “Our Cable Access segment continues to lead the market through new deployments and recently-announced fiber-to-the-home functionality. Similarly, our Video business transformation to live OTT has been bolstered by the launch of innovative new live streaming capabilities and new customer deployments.”

Q3 Financial and Business Highlights

Financial

•	Revenue: $115.7 million, up 15.0% year over year.

•	SaaS and service revenue: $32.6 million, up 13.9% year over year.

•	Gross margin: GAAP 65.3% and non-GAAP 67.0%, compared to GAAP 49.8% and non-GAAP 52.1% in the year ago period.

•	Cable Access gross margin: 77.1%, compared to 38.7% in the year ago period.

•	Video gross margin: 57.7%, compared to 57.2% in the year ago period.

•	Operating income: GAAP income $22.5 million and non-GAAP income $29.9 million, compared to GAAP loss $3.7 million and non-GAAP income $5.7 million in the year ago period.

•	EPS: GAAP net income per share 12 cents and non-GAAP net income per share 25 cents, compared to GAAP net loss per share 9 cents and non-GAAP net income per share 4 cents in the year ago period.

•	Cash: $66.7 million, up $8.6 million quarter over quarter and up $5.0 million year over year.

•	Completed a new $115.5 million convertible debt issuance to refinance approximately 65% of existing convertible debt, reducing potential dilution by 5% and annual interest cost by 19%.

Business

•	CableOS deployments scaled to over 935,000 served cable modems, up 20% quarter over quarter.

•	Extended Cable Access market leadership, announcing CableOS solution with expanded cloud-native and new fiber-to-the-home capabilities.

•	Video SaaS offering now deployed with 36 customers, up 29% quarter over quarter and 140% year over year.

•	Expanded addressed video market by launching new CDN optimization solution for high-demand live video streaming services.

Select Financial Information

	GAAP			Non-GAAP
Key Financial Results	Q3 2019	Q2 2019	Q3 2018	Q3 2019	Q2 2019	Q3 2018
	(in millions, except per share data)
Net revenue	$115.7	$84.9	$100.6	$115.7	$84.9	$101.4
Net income (loss)	$11.7	$(11.8)	$(7.8)	$24.6	$(4.0)	$3.4
Diluted EPS	$0.12	$(0.13)	$(0.09)	$0.25	$(0.04)	$0.04

Other Financial Information				Q3 2019	Q2 2019	Q3 2018
				(in millions)
Recurring revenue*				$32.6	$30.4	$28.7
Recurring revenue as % of total revenue				28.2%	35.9%	28.3%
Bookings for the quarter				$126.5	$92.6	$79.5
Backlog and deferred revenue as of quarter end				$192.5	$194.7	$207.6
Cash as of quarter end				$66.7	$58.1	$61.7
* Recurring revenue consists of revenue for the period from our appliance-based support and maintenance plans and revenue from usage of our cloud-based subscription plan offerings, which are generally renewed on an annual basis.
Explanations regarding our use of non-GAAP financial measures and related definitions, and reconciliations of our GAAP and non-GAAP measures, are provided in the sections below entitled “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations”.

Financial Guidance

GAAP Financial Guidance	Q4 2019		2019
	Low	High	Low	High
	(in millions, except percentages and per share data)
Net Revenue	$108.0	$118.0	$389.0	$399.0
Video	$78.0	$83.0	$277.0	$282.0
Cable Access	$30.0	$35.0	$112.0	$117.0
Gross Margin %	49.5%	51.0%	55.0%	55.5%
Operating Expenses	$52.0	$54.0	$207.0	$209.0
Operating Income (Loss)	$(0.5)	$8.5	$6.0	$15.0
Tax Expense	$0.6	$0.6	$1.6	$1.6
EPS	$(0.05)	$0.04	$(0.18)	$(0.08)
Shares	90.5	95.8	89.9	89.9
Cash	$90.0	$100.0	$90.0	$100.0

Non-GAAP Financial Guidance	Q4 2019		2019
	Low	High	Low	High
	(in millions, except percentages and per share data)
Net Revenue	$108.0	$118.0	$389.0	$399.0
Video	$78.0	$83.0	$277.0	$282.0
Cable Access	$30.0	$35.0	$112.0	$117.0
Gross Margin %	51.0%	52.5%	57.0%	57.5%
Operating Expenses	$48.0	$50.0	$191.5	$193.5
Operating Income	$5.0	$14.0	$28.5	$37.5
Tax Rate	12%	12%	12%	12%
EPS	$0.03	$0.11	$0.20	$0.29
Shares	95.8	95.8	93.8	93.8
Cash	$90.0	$100.0	$90.0	$100.0

See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.

Conference Call Information
Harmonic will host a conference call to discuss its financial results at 2:00 p.m. PT (5:00 p.m. ET) on Monday, October 28, 2019. The live webcast will be available on the Harmonic Investor Relations website at http://investor.harmonicinc.com. An audio version of the webcast will be available by calling +1.574.990.1032 or +1.800.240.9147 (passcode 1363335). A replay will be available after 5:00 p.m. PT on the same web site or by calling +1.404.537.3406 or +1.855.859.2056 (passcode 1363335).

About Harmonic Inc.

Harmonic (NASDAQ: HLIT), the worldwide leader in video delivery technology and services, enables media companies and service providers to deliver ultra-high-quality broadcast and OTT video services to consumers globally. The Company has also revolutionized cable access networking via the industry’s first virtualized cable access solution, enabling cable operators to more flexibly deploy gigabit internet service to consumers’ homes and mobile devices. Whether simplifying OTT video delivery via innovative cloud and software-as-a-service (SaaS) technologies, or powering the delivery of gigabit internet cable services, Harmonic is changing the way media companies and service providers monetize live and VOD content on every screen. More information is available at www.harmonicinc.com.
Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: GAAP net revenue, GAAP gross margins, GAAP operating expenses, GAAP operating income (loss), GAAP tax expense, GAAP EPS, non-GAAP revenue, non-GAAP gross margins, non-GAAP operating expenses, non-GAAP operating income (loss), non-GAAP tax rate, non-GAAP EPS and cash. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, in no particular order, the following: the trends toward more high-definition, on-demand and anytime, anywhere video will not continue to develop at its current pace; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite, telco, broadcast and media industries; customer concentration and consolidation; the impact of general economic conditions on our sales and operations; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; losses of one or more key customers; risks associated with our international operations; exchange rate fluctuations of the currencies in which we conduct business; risks associated with our CableOS™ and VOS® product solutions; dependence on market acceptance of various types of broadband services, on the adoption of new broadband technologies and on broadband industry trends; inventory management; the lack of timely availability of parts or raw materials necessary to produce our products; the impact of increases in the prices of raw materials and oil; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; and the effect on our business of natural disasters. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2018, our most recent Quarterly Report on Form 10-Q and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.

Use of Non-GAAP Financial Measures
The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or referred to herein as “reported”). However, management believes that certain non-GAAP financial measures provide management and other users with additional meaningful financial information that should be considered when assessing our ongoing performance. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, establish operating budgets, set internal measurement targets and make operating decisions.
These non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Harmonic's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Harmonic's results of operations in conjunction with the corresponding GAAP measures.
The Company believes that the presentation of non-GAAP measures when shown in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and its historical and projected results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP.

The non-GAAP measures presented here are: revenue, segment revenue, gross profit, operating expenses, income (loss) from operations, non-operating expenses and net income (loss) (including those amounts as a percentage of revenue), and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures.
Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:
Cable Access inventory charge - Harmonic from time to time incurs inventory impairment charges associated with material business shifts, such as the repositioning of our Cable Access segment. We exclude these items, because we do not believe they are reflective of our ongoing long-term business and operating results.
Stock-based compensation - Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. We believe that management is limited in its ability to project the impact stock-based compensation would have on our operating results. In addition, for comparability purposes, we believe it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of our core business and to facilitate the comparison of our results to the results of our peer companies.
Amortization of intangibles - A portion of the purchase price of our acquisitions is generally allocated to intangible assets, and is subject to amortization. However, Harmonic does not acquire businesses on a predictable cycle. Additionally, the amount of an acquisition’s purchase price allocated to intangible assets and the term of its related amortization can vary significantly and is unique to each acquisition. Therefore, we believe that the presentation of non-GAAP financial measures that adjust for the amortization of intangible assets provides investors and others with a consistent basis for comparison across accounting periods.
Restructuring and related charges - Harmonic from time to time incurs restructuring charges which primarily consist of employee severance, one-time termination benefits related to the reduction of its workforce, lease exit costs, and other costs. These charges are associated with material business shifts. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.
Loss on debt extinguishment - In the third quarter of fiscal 2019, we recorded a debt extinguishment loss of $5.7 million resulting from refinancing a portion of our convertible notes due in 2020. We have excluded this loss from our non-GAAP financial measures because we do not believe the loss is reflective of our ongoing long-term business and operating results.
Non-cash interest and other expenses related to convertible notes - We record the accretion of the debt discount related to the equity component and amortization of issuance costs as non-cash interest and other expenses. We believe that excluding these costs provides meaningful supplemental information regarding operational performance and liquidity, along with enhancing investors’ ability to view the Company’s results from management’s perspective. In addition, we believe excluding these costs from the non-GAAP measures facilitates comparisons to our historical operating results and comparisons to peer company operating results.
Accounting impact related to warrant amortization - We issued a warrant to a customer, Comcast Corporation, in September 2016 pursuant to which Comcast may purchase up to 7.8 million shares of Harmonic common stock. In July 2019, in connection with Comcast's election of enterprise license pricing for the Company's CableOS software, all warrant shares were fully vested and exercisable as of July 1, 2019. As a result of Comcast's election of enterprise license pricing, we no longer exclude the effect of warrant amortization in our non-GAAP financial measures beginning with the third quarter of fiscal 2019.
Gain (loss) on equity investments - We exclude the change in fair value and gain (loss) from sale of our equity investments in calculating our non-GAAP financial measures. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.
Avid litigation settlement and associated legal fees - In the third quarter of fiscal 2017, we settled the patent litigation with Avid Technology, Inc. by entering into a settlement and patent portfolio cross-license agreement with Avid. Under the agreement, we agreed to pay Avid a one-time non-recurring amount of $6.0 million in installments. $2.5 million was paid upfront in October 2017, $1.5 million was paid in the second quarter of 2019 and $2.0 million will be paid in 2020. Also, the Avid litigation costs of approximately $1.4 million and $0.7 million in the third and fourth fiscal quarter of 2017, respectively, were significantly higher compared to prior periods. We excluded these expenses from our non-GAAP results because we do not believe they are reflective of our ongoing long-term business and operating results.

Discrete tax items and tax effect of non-GAAP adjustments - The income tax effect of non-GAAP adjustments relates to the tax effect of the adjustments that we incorporate into non-GAAP financial measures in order to provide a more meaningful measure of non-GAAP net income.
CONTACTS:

Sanjay Kalra	Nicole Noutsios
Chief Financial Officer	Investor Relations
Harmonic Inc.	Harmonic Inc.
+1.408.490.6031	+1.510.315.1003

Harmonic Inc.
Preliminary Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except per share data)

	September 27, 2019	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$66,695	$65,989
Accounts receivable, net	100,905	81,795
Inventories	28,970	25,638
Prepaid expenses and other current assets	40,317	23,280
Total current assets	236,887	196,702
Property and equipment, net	18,901	22,321
Operating lease right-of-use assets	27,694	—
Goodwill	238,734	240,618
Intangibles, net	6,518	12,817
Other long-term assets	39,472	38,377
Total assets	$568,206	$510,835
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Other debts and capital lease obligations, current	$6,962	$7,175
Accounts payable	31,227	33,778
Income taxes payable	1,128	1,099
Deferred revenue	47,873	41,592
Accrued and other current liabilities	59,260	52,761
Total current liabilities	146,450	136,405
Convertible notes, long-term	130,217	114,808
Other debts and finance lease obligations, long-term	10,384	12,684
Income taxes payable, long-term	269	460
Other non-current liabilities	39,836	18,228
Total liabilities	327,156	282,585
Stockholders' equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 90,315 and 87,057 shares issued and outstanding at September 27, 2019 and December 31, 2018, respectively	90	87
Additional paid-in capital	2,323,839	2,296,795
Accumulated deficit	(2,077,510)	(2,067,416)
Accumulated other comprehensive loss	(5,369)	(1,216)
Total stockholders' equity	241,050	228,250
Total liabilities and stockholders' equity	$568,206	$510,835

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three months ended		Nine months ended
	September 27, 2019	September 28, 2018	September 27, 2019	September 28, 2018
Revenue:
Appliance and integration	$83,082	$71,965	$189,864	$204,385
SaaS and service	32,643	28,651	90,832	85,518
Total net revenue	115,725	100,616	280,696	289,903
Cost of revenue:
Appliance and integration	26,812	38,945	83,178	106,183
SaaS and service	13,373	11,569	36,201	34,832
Total cost of revenue	40,185	50,514	119,379	141,015
Gross profit	75,540	50,102	161,317	148,888
Operating expenses:
Research and development	20,197	22,251	62,911	67,250
Selling, general and administrative	31,148	29,723	88,478	88,874
Amortization of intangibles	785	792	2,357	2,396
Restructuring and related charges	861	987	1,194	2,704
Total operating expenses	52,991	53,753	154,940	161,224
Income (loss) from operations	22,549	(3,651)	6,377	(12,336)
Interest expense, net	(3,000)	(2,872)	(8,862)	(8,492)
Loss on debt extinguishment	(5,695)	—	(5,695)	—
Other expense, net	(1,594)	(365)	(2,333)	(698)
Income (loss) before income taxes	12,260	(6,888)	(10,513)	(21,526)
Provision for income taxes	603	870	981	2,839
Net income (loss)	$11,657	$(7,758)	$(11,494)	$(24,365)
Net income (loss) per share:
Basic	$0.13	$(0.09)	$(0.13)	$(0.29)
Diluted	$0.12	$(0.09)	$(0.13)	$(0.29)
Shares used in per share calculation:
Basic	89,964	86,321	89,030	85,188
Diluted	97,596	86,321	89,030	85,188

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Nine months ended
	September 27, 2019	September 28, 2018
Cash flows from operating activities:
Net loss	$(11,494)	$(24,365)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization of intangibles	6,242	6,281
Depreciation	8,480	9,910
Stock-based compensation	8,719	14,202
Amortization of discount on convertible debt	4,960	4,482
Amortization of non-cash warrant	13,137	1,185
Restructuring, asset impairment and loss on retirement of fixed assets	85	1,105
Loss on debt extinguishment	5,695	—
Deferred income taxes, net	75	1,056
Foreign currency adjustments	(1,719)	(1,034)
Provision for excess and obsolete inventories	704	1,259
Allowance for doubtful accounts, returns and discounts	988	1,357
Other non-cash adjustments, net	1,150	286
Changes in operating assets and liabilities:
Accounts receivable	(20,521)	(9,585)
Inventories	(4,170)	997
Prepaid expenses and other assets	(5,703)	2,507
Accounts payable	(2,839)	(4,032)
Deferred revenue	8,002	1,783
Income taxes payable	(114)	461
Accrued and other liabilities	(10,536)	(2,188)
Net cash provided by operating activities	1,141	5,667
Cash flows from investing activities:
Proceeds from sale of investments	—	104
Purchases of property and equipment	(4,973)	(4,703)
Net cash used in investing activities	(4,973)	(4,599)
Cash flows from financing activities:
Proceeds from convertible debt	115,500	—
Payments of convertible debt	(109,603)	—
Payment of convertible debt issuance costs	(3,465)	—
Proceeds from other debts and finance leases	4,684	5,066
Repayment of other debts and finance leases	(6,387)	(6,568)
Proceeds from common stock issued to employees	5,573	4,299
Payment of tax withholding obligations related to net share settlements of restricted stock units	(1,278)	(166)
Net cash provided by financing activities	5,024	2,631
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(486)	(580)
Net increase in cash, cash equivalents and restricted cash	706	3,119
Cash, cash equivalents and restricted cash at beginning of period	65,989	58,757
Cash, cash equivalents and restricted cash at end of period	$66,695	$61,876

Reconciliation of cash, cash equivalents, and restricted cash to the condensed consolidated balance sheets
Cash and cash equivalents	$66,695	$61,654
Restricted cash included in prepaid expenses and other current assets	—	222
Total cash, cash equivalents and restricted cash	$66,695	$61,876

The accompanying notes are an integral part of these condensed consolidated financial statements.

Harmonic Inc.
Preliminary Revenue Information
(Unaudited, in thousands, except percentages)

	Three months ended
	September 27, 2019				June 28, 2019				September 28, 2018
	GAAP	Adjustments(1)	Non-GAAP		GAAP	Adjustments(1)	Non-GAAP		GAAP	Adjustments(1)	Non-GAAP
Geography
Americas	$78,699	$—	$78,699	68%	$42,437	$23	$42,460	50%	$54,119	$790	$54,909	54%
EMEA	24,322	—	24,322	21%	25,203	—	25,203	30%	26,316	—	26,316	26%
APAC	12,704	—	12,704	11%	17,225	—	17,225	20%	20,181	—	20,181	20%
Total	$115,725	$—	$115,725	100%	$84,865	$23	$84,888	100%	$100,616	$790	$101,406	100%

Market
Service Provider	$77,886	$—	$77,886	67%	$43,438	$23	$43,461	51%	$66,737	$790	$67,527	67%
Broadcast and Media	37,839	—	37,839	33%	41,427	—	41,427	49%	33,879	—	33,879	33%
Total	$115,725	$—	$115,725	100%	$84,865	$23	$84,888	100%	$100,616	$790	$101,406	100%

	Nine months ended
	September 27, 2019				September 28, 2018
	GAAP	Adjustments(1)	Non-GAAP		GAAP	Adjustments(1)	Non-GAAP
Geography
Americas	$155,324	$48	$155,372	54%	$155,893	$1,185	$157,078	54%
EMEA	77,603	—	77,603	28%	81,194	—	81,194	28%
APAC	47,769	—	47,769	18%	52,816	—	52,816	18%
Total	$280,696	$48	$280,744	100%	$289,903	$1,185	$291,088	100%

Market
Service Provider	$165,536	$48	$165,584	59%	$173,096	$1,185	$174,281	60%
Broadcast and Media	115,160	—	115,160	41%	116,807	—	116,807	40%
Total	$280,696	$48	$280,744	100%	$289,903	$1,185	$291,088	100%
(1) See “Use of Non-GAAP Financial Measures” above and “GAAP to Non-GAAP Reconciliations” below.

Harmonic Inc.
Preliminary Segment Information
(Unaudited, in thousands, except percentages)

	Three months ended September 27, 2019
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)		Consolidated GAAP Measures
Net revenue	$60,055	$55,670	$115,725	$—	*	$115,725
Gross profit	34,646	42,925	77,571	(2,031)		75,540
Gross margin%	57.7%	77.1%	67.0%			65.3%
Operating income (loss)	(1,696)	31,611	29,915	(7,366)		22,549
Operating margin%	(2.8)%	56.8%	25.9%			19.5%
	Three months ended June 28, 2019
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)		Consolidated GAAP Measures
Net revenue	$71,625	$13,263	$84,888	$(23)	*	$84,865
Gross profit	41,444	4,086	45,530	(1,602)		43,928
Gross margin%	57.9%	30.8%	53.6%			51.8%
Operating income (loss)	4,459	(7,243)	(2,784)	(4,980)		(7,764)
Operating margin%	6.2%	(54.6)%	(3.3)%			(9.1)%
	Three months ended September 28, 2018
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)		Consolidated GAAP Measures
Net revenue	$73,344	$28,062	$101,406	$(790)	*	$100,616
Gross profit	41,937	10,871	52,808	(2,706)		50,102
Gross margin%	57.2%	38.7%	52.1%			49.8%
Operating income	5,258	395	5,653	(9,304)		(3,651)
Operating margin%	7.2%	1.4%	5.6%			(3.6)%
	Nine months ended September 27, 2019
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)		Consolidated GAAP Measures
Net revenue	$198,856	$81,888	$280,744	$(48)	*	$280,696
Gross profit	114,692	52,104	166,796	(5,479)		161,317
Gross margin%	57.7%	63.6%	59.4%			57.5%
Operating income (loss)	4,731	18,571	23,302	(16,925)		6,377
Operating margin%	2.4%	22.7%	8.3%			2.3%
	Nine months ended September 28, 2018
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)		Consolidated GAAP Measures
Net revenue	$224,300	$66,788	$291,088	$(1,185)	*	$289,903
Gross profit	126,721	29,698	156,419	(7,531)		148,888
Gross margin%	56.5%	44.5%	53.7%			51.4%
Operating income (loss)	13,492	(578)	12,914	(25,250)		(12,336)
Operating margin%	6.0%	(0.9)%	4.4%			(4.3)%

(1) See “Use of Non-GAAP Financial Measures” above and “GAAP to Non-GAAP Reconciliations” below.
* These non-GAAP adjustments are primarily for warrant amortization for the respective periods and relate to our Cable Access segment. After applying these adjustments to the non-GAAP revenue for the Cable Access segment, our GAAP revenue for the Cable Access segment for the three and nine months ended September 27, 2019 was $55,670 and $81,840, respectively; the GAAP revenue for the three and nine months ended September 28, 2018 was $27,272 and $65,603, respectively; and the GAAP revenue for the three months ended June 28, 2019 was $13,240.

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(In thousands, except percentages and per share data)

	Three months ended September 27, 2019
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$115,725	$75,540	$52,991	$22,549	$(10,289)	$11,657
Stock-based compensation	—	405	(3,689)	4,094	—	4,094
Amortization of intangibles	—	1,295	(785)	2,080	—	2,080
Restructuring and related charges	—	331	(861)	1,192	—	1,192
Loss on convertible debt extinguishment	—	—	—	—	5,695	5,695
Non-cash interest and other expenses related to convertible notes	—	—	—	—	2,625	2,625
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(2,751)
Total adjustments	$—	$2,031	$(5,335)	$7,366	$8,320	$12,935
Non-GAAP	$115,725	$77,571	$47,656	$29,915	$(1,969)	$24,592
As a % of revenue (GAAP)		65.3%	45.8%	19.5%	(8.9)%	10.1%
As a % of revenue (Non-GAAP)		67.0%	41.2%	25.9%	(1.7)%	21.3%

Diluted net income per share:
Diluted net income per share-GAAP						$0.12
Diluted net income per share-Non-GAAP						$0.25
Shares used to compute diluted net loss per share:
GAAP and Non-GAAP						97,596

	Three months ended June 28, 2019
	Revenue	Gross Profit	Total Operating Expense	Loss from Operations	Total Non-operating Expense, net	Net Loss
GAAP	$84,865	$43,928	$51,692	$(7,764)	$(3,384)	$(11,845)
Accounting impact related to warrant amortization	23	23	—	23	—	23
Stock-based compensation	—	193	(2,317)	2,510	—	2,510
Amortization of intangibles	—	1,295	(784)	2,079	—	2,079
Restructuring and related charges	—	91	(277)	368	—	368
Non-cash interest and other expenses related to convertible notes	—	—	—	—	1,656	1,656
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	1,238
Total adjustments	$23	$1,602	$(3,378)	$4,980	$1,656	$7,874
Non-GAAP	$84,888	$45,530	$48,314	$(2,784)	$(1,728)	$(3,971)
As a % of revenue (GAAP)		51.8%	60.9%	(9.1)%	(4.0)%	(14.0)%
As a % of revenue (Non-GAAP)		53.6%	56.9%	(3.3)%	(2.0)%	(4.7)%

Diluted net loss per share:
Diluted net loss per share-GAAP						$(0.13)
Diluted net loss per share-Non-GAAP						$(0.04)
Shares used to compute diluted net loss per share:
GAAP and Non-GAAP						88,931

	Three months ended September 28, 2018
	Revenue	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Total Non-operating Expense, net	Net Income (Loss)
GAAP	$100,616	$50,102	$53,753	$(3,651)	$(3,237)	$(7,758)
Accounting impact related to warrant amortization	790	790	—	790	—	790
Stock-based compensation	—	614	(4,819)	5,433	—	5,433
Amortization of intangibles	—	1,295	(792)	2,087	—	2,087
Restructuring and related charges	—	7	(987)	994	—	994
Loss on equity investments	—	—	—	—	72	72
Non-cash interest and other expenses related to convertible notes	—	—	—	—	1,528	1,528
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	227
Total adjustments	$790	$2,706	$(6,598)	$9,304	$1,600	$11,131
Non-GAAP	$101,406	$52,808	$47,155	$5,653	$(1,637)	$3,373
As a % of revenue (GAAP)		49.8%	53.4%	(3.6)%	(3.2)%	(7.7)%
As a % of revenue (Non-GAAP)		52.1%	46.5%	5.6%	(1.6)%	3.3%

Diluted net income (loss) per share:
Diluted net loss per share-GAAP						$(0.09)
Diluted net income per share-Non-GAAP						$0.04
Shares used to compute diluted net income (loss) per share:
GAAP						86,321
Non-GAAP						87,770

	Nine months ended September 27, 2019
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense	Net Income (Loss)
GAAP	$280,696	$161,317	$154,940	$6,377	$(16,890)	$(11,494)
Accounting impact related to warrant amortization	48	48	—	48	—	48
Stock-based compensation	—	823	(7,894)	8,717	—	8,717
Amortization of intangibles	—	3,885	(2,357)	6,242	—	6,242
Restructuring and related charges	—	723	(1,195)	1,918	—	1,918
Loss on debt extinguishment	—	—	—	—	5,695	5,695
Non-cash interest and other expenses related to convertible notes	—	—	—	—	5,887	5,887
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(1,179)
Total adjustments	$48	$5,479	$(11,446)	$16,925	$11,582	$27,328
Non-GAAP	$280,744	$166,796	$143,494	$23,302	$(5,308)	$15,834
As a % of revenue (GAAP)		57.5%	55.2%	2.3%	(6.0)%	(4.1)%
As a % of revenue (Non-GAAP)		59.4%	51.1%	8.3%	(1.9)%	5.6%

Diluted net income (loss) per share:
Diluted net loss per share-GAAP						$(0.13)
Diluted net income per share-Non-GAAP						$0.17
Shares used to compute diluted net income (loss) per share:
GAAP						89,030
Non-GAAP						92,579

	Nine months ended September 28, 2018
	Revenue	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Total Non-operating Expense	Net Income (Loss)
GAAP	$289,903	$148,888	$161,224	$(12,336)	$(9,190)	$(24,365)
Accounting impact related to warrant amortization	1,185	1,185	—	1,185	—	1,185
Stock-based compensation	—	1,577	(12,625)	14,202	—	14,202
Amortization of intangibles	—	3,885	(2,396)	6,281	—	6,281
Restructuring and related charges	—	884	(2,704)	3,588	—	3,588
Gain on equity investments	—	—	—	—	(111)	(111)
Non-cash interest and other expenses related to convertible notes	—	—	—	—	4,483	4,483
Avid litigation settlement and associated legal fees	—	—	6	(6)	—	(6)
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	1,543
Total adjustments	$1,185	$7,531	$(17,719)	$25,250	$4,372	$31,165
Non-GAAP	$291,088	$156,419	$143,505	$12,914	$(4,818)	$6,800
As a % of revenue (GAAP)		51.4%	55.6%	(4.3)%	(3.2)%	(8.4)%
As a % of revenue (Non-GAAP)		53.7%	49.3%	4.4%	(1.7)%	2.3%

Diluted net income (loss) per share:
Diluted net loss per share-GAAP						$(0.29)
Diluted net income per share-Non-GAAP						$0.08
Shares used to compute diluted net income (loss) per share:
GAAP						85,188
GAAP and Non-GAAP						85,962

Harmonic Inc.
GAAP to Non-GAAP Reconciliations on Financial Guidance
(In millions, except percentages and per share data)

	Q4 2019 Financial Guidance
	Revenue	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Total Non-operating Expense, net	Net Income (Loss)
GAAP	$108.0 to $118.0	$53.5 to $60.4	$52.2 to $54.2	$(0.7) to $8.2	$(3.3)	$(4.6) to $4.3
Stock-based compensation	—	0.3	(3.2)	3.5	—	3.5
Amortization of intangibles	—	1.3	(0.8)	2.1	—	2.1
Restructuring and related charges	—	—	(0.2)	0.2	—	0.2
Non-cash interest and other expenses related to convertible notes	—	—	—	—	1.8	1.8
Tax effect of non-GAAP adjustments	—	—	—	—	—	$(0.9) to $0.2
Total adjustments	—	1.6	(4.2)	5.8	1.8	$6.7 to $7.8
Non-GAAP	$108.0 to $118.0	$55.1 to $62.0	$48.0 to $50.0	$5.1 to $14.0	$(1.5)	$3.2 to $11
As a % of revenue (GAAP)		49.5% to 51.1%	44.2% to 50.2%	(0.7)% to 6.9%	(2.8)%	(4.3)% to 3.6%
As a % of revenue (Non-GAAP)		51.0% to 52.5%	40.7% to 46.3%	4.7% to 11.8%	(1.3)%	2.9% to 9.3%
Diluted net income (loss) per share:
Diluted net income (loss) per share-GAAP					$(0.05) to $0.04
Diluted net income per share-Non-GAAP					$0.03 to $0.11
Shares used to compute diluted net loss per share:
GAAP					90.5
Shares used to compute diluted net income per share:
GAAP and Non-GAAP					95.8

	2019 Financial Guidance
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income (Loss)
GAAP	$388.7 to $398.7	$214.9 to $221.8	$207.0 to $209.0	$5.9 to $14.8	$(20.2)	$(16.0) to $(7.1)
Stock-based compensation	—	1.1	(11.1)	12.2	—	12.2
Amortization of intangibles	—	5.2	(3.1)	8.3	—	8.3
Restructuring and related charges	—	0.7	(1.4)	2.1	—	2.1
Non-cash interest and other expenses related to convertible notes	—	—	—	—	13.4	13.4
Tax effect of non-GAAP adjustments	—	—	—	—	—	$(2.0) to $(0.9)
Total adjustments	—	7.0	(15.6)	22.6	13.4	$34.0 to $35.1
Non-GAAP	$388.7 to $398.7	$221.9 to $228.8	$191.4 to $193.4	$28.5 to $37.4	$(6.8)	$19.1 to $26.9
As a % of revenue (GAAP)		55.3% to 55.6%	51.9% to 53.8%	1.5% to 3.7%	(5.1)%	(4.1)% to (1.8)%
As a % of revenue (Non-GAAP)		57.1% to 57.4%	48.0% to 49.8%	7.3% to 9.4%	(1.7)%	4.9% to 6.7%
Diluted net income (loss) per share:
Diluted net loss per share-GAAP					$(0.18) to $(0.08)
Diluted net income per share-Non-GAAP					$0.20 to $0.29
Shares used to compute diluted net loss per share:
GAAP					89.9
Shares used to compute diluted net income per share:
Non-GAAP					93.8